united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 333-264440

Cantor Select Portfolios Trust

(Exact name of registrant as specified in charter)

110 E. 59th Street, New York, NY 10022

(Address of principal executive offices) (Zip code)

Corporation Services Company

251 Little Falls Drive, Wilmington, DE 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 915-1722

Date of fiscal year end: 9/30

Date of reporting period: 9/30/23

Item 1. Reports to Stockholders.

Cantor FBP Equity & Dividend Plus Fund Cantor Growth Equity Fund

Annual Report

September 30, 2023

The Funds are distributed by Ultimus Fund Distributors, LLC, Member FINRA/SPIC.

Management’s Discussion and Analysis (Unaudited)
Cantor FBP Equity & Dividend Plus Fund

We are pleased to report on Cantor FBP Equity & Dividend Plus Fund and its investments for the annual period ended September 30, 2023, and to provide some additional information since we last communicated with you.

On July 28, 2023 the Cantor FBP Equity & Dividend Plus Fund and the Cantor FBP Appreciation & Income Opportunities Fund, each a series of Williamsburg Investment Trust, were reorganized into the Cantor FBP Equity & Dividend Plus Fund (the “Fund”), a series of the Cantor Select Portfolios Trust in tax-free reorganization. In addition, the fiscal year of the Fund has changed from March 31 to September 30, which is the reason for a second annual report in 2023. First, we will review the market environment, then the Fund’s fiscal year results.

Economic and Market Review

Economic growth has been surprisingly resislent for the fiscal year ended September 30, 2023 given the constant calls for slowing growth due to higher interest rates and expectations of a consumer slowdown. Business activity has been steady and consumer spending has been strong. Overall, earnings have come in above expectations; however, expectations were quite low when the year started. The Federal Reserve (“Fed”) has been a significant driver of events and market action. The Fed funds rate has been raised 11 times in the last 14 meetings of the Federal Open Market Committee dating back to March 2022, an unprecedented series of increases. This demonstrates that Fed actions to curb inflation by jacking up its overnight interest rate have been unrelenting. These actions led to a sharp stock market correction in 2022, especially for sectors with higher valuation levels such as Information Technology. Somewhat surprisingly, these same stocks have moved sharply higher this fiscal year, perhaps due to investor expectations that most of the Fed moves are behind us. With the Fed’s favorite inflation measure, the PCE, falling from 40-year highs last summer to around 4% today, it would appear that the heavy lifting on rates has been done. But this level is still above the 2% Fed target, and inflationary pressures are still evident with consumer expectations for inflation increasing. Therefore, we tend to believe that Fed Chair Jerome Powell’s stated resolve to aggressively fight inflation is legitimate, which should indeed keep interest rates elevated for some time.

While the consumer has been the main engine for the strong economic growth experienced since the Covid lockdowns, consumer spending may well moderate going forward, as excess savings have been depleted and higher interest rates are impacting the housing market. Credit card balances are at record highs; however, wage gains continue to be supportive of continued spending even if moderated from recent levels. Consumer confidence remains positive, which is surprising given inflationary pressures, geopolitical concerns, and the well-publicized dysfunction in Washington. Regular battles in Congress to fund the government or raise the debt ceiling have unfortunately become the norm. Continuing resolutions, rather than comprehensive spending bills, are a result of the extreme partisanship we see in DC today. In summary, we expect moderate economic growth and reasonable earnings growth in the next fiscal year.

For the fiscal year ended September 30, 2023, value stocks have significantly lagged growth stocks, which is a complete reversal of performance trends seen in 2022 when value dramatically outperformed. And, within value, above-average dividend yielding stocks were among the best performing market segments last year and the worst this year. When 2023 began, a very narrow market leadership unfolded, with only a handful of growth/technology/AI-oriented stocks leading the way. This was a factor in the underperformance of higher yielding stocks, as the currently favored growth stocks pay little or no dividends.

Within The Fund

The Institutional share class of the Fund returned 6.35% for the fiscal year ended September 30, 2023, lagging the Russell 1000 Value (the “Index”) return of 14.44% over the same period. The Fund was 89.2% equity and 10.8% cash at fiscal year-end.

As mentioned previously, above-average dividend paying stocks had a challenging period this fiscal year. The Financials and Consumer Discretionary sectors were especially challenged. Financials were negatively affected by the rise in interest rates, which created stress on bank balance sheets in addition to fear surrounding commercial real estate exposure. Lincoln Financial and Truist Financial were the hardest hit. Changes in consumer spending towards experiences and away from goods created excess inventories that need to be reduced, combined with heightened theft at stores, resulting in weakness in the Consumer Discretionary sector. Advance Auto Parts, Hanesbrand and Target underperformed. There were several pockets of positive performance. In Information Technology, Cisco Systems and Broadcom performed very well, with Broadcom getting a nice boost from its exposure to AI. Energy was also a positive for the Fund, where Exxon and Shell PLC provided nice contributions to the Fund’s performance. Individually, Merck and Simon Property Group generated attractive returns.

Cash flow generation from dividends and call option premiums is a primary focus of the Fund. The Fund writes options for income generation and hedging purposes. In very strong stock markets, this discipline may limit the upside of the securities where options have been written, but, in flat to negative markets, it may provide additional return. During the fiscal year ended September 30, 2023, the amount of premiums generated from selling covered call options was $690,757.

Management’s Discussion and Analysis (Unaudited)
Cantor Growth Equity Fund

Market review

Global equity markets started this fiscal year with a reversal of the downtrend of the first nine months of calendar year 2022 and finished solidly in the black for the first fiscal quarter of 2023. This was followed by even stronger upward moves in the second and third quarters as investors shrugged off inflation fears and bank failures. Common sense would suggest that financial markets would not respond favorably to the shotgun wedding of Credit Suisse to UBS, and the second and third largest bank failures in U.S. history. However, market participants have learned over the last 40-years that financial crises are a good time to buy risk assets because central banks will ride to the rescue with a flood of liquidity and lower interest rates. Thus, market participants once again shrugged off common sense and ran with those lessons. The rally that began in October 2022 continued into the final quarter of the fiscal year with the Russell 1000 Growth index rising to an intra-year high on July 18, lifting the index almost 38% off the October 2022 lows. Although this was more than 7% below the all-time high for the index set in November of 2021, this became the high-water mark for the fiscal year as it traded down to finish with a decline of 3.1% for the fourth quarter. The appetite for risk assets made the dominant theme a dramatic outperformance of many mega-cap technology stocks. As a result, a lot of the performance of the index was concentrated in the largest companies, such that the average stock in the Russell 1000 Growth trailed the index return by a wide margin. The average stock posted a return of just 19.6% compared to a return of 27.7% for the capitalization-weighted index.

The U.S. economy is generally outpacing expectations and continuing to normalize while inflation is receding. The economic outlook for Europe and China is less sanguine as both regions are either in recession or assuredly headed toward one. In the U.S. the Federal Reserve remains in tightening mode, but the effects of monetary policy take time to materialize. There is a reasonable chance that the economy is just now starting to feel the effects of monetary policy, and, if that is the case, a recession could be the result. However, consumers are the most important driver of the U.S. economy, and they appear healthy with real wages rising and consumption showing few signs of slowing. Given this tail wind, plus healthy corporate balance sheets and a forecast of high-single digit corporate earnings growth, it appears a slowdown rather than a crash in the economy could be a likely outcome.

Within the Fund

For the fiscal year ended September 30, 2023, Cantor Growth Equity Fund Institutional Class shares net of fee return of 27.34% was just behind the Fund’s benchmark, the Russell 1000 Growth Index, return of 27.72%.

The Fund’s holdings within the Industrials and Financials sectors contributed most of the positive relative return, while the Fund’s positioning in the Information Technology and Communication Services sectors had the most negative effect on performance. As to be expected, the small Cash balance of the Fund was also a significant negative contributor given the relatively large upward move in the benchmark during the fiscal year. Stock selection provided positive relative performance, offset by a significant negative effect from sector allocation. The Fund’s overweight exposure to the Financials sector caused almost 1.2% of negative relative allocation effect. Also, as discussed below, the underweight exposure to Information Technology had a significant negative effect, while not owning any Real Estate was a positive as it was the only sector with a negative return in the benchmark.

The Industrials sector delivered a notably better relative performance with a 42.6% return while in the benchmark the sector returned 24.3%.

●	Parker-Hannifin Corp., (3.2% of net assets) a diversified industrial conglomerate that operates across a wide variety of markets reported four solid quarterly results during the period. In addition, management continued to provide positive commentary throughout the period, allowing analysts to increase the forecast going forward. As a result, shares gained 63.4% during the fiscal year.

The Fund holdings in the Financials sector returned 30.2% compared to a 15.6% return in the benchmark sector. However, as Financials was a lagging sector in the benchmark, the Fund’s 12.2% weight versus a 5.0% weight in the index reduced the outperformance with a negative allocation effect of almost 1.2%.

●	Arch Capital Group Ltd., (3.5% of net assets) a specialty risk insurance company that offers a full range of property and casualty, mortgage insurance, and reinsurance, continues to benefit from dislocation in the industry, premium growth, as well as rate increases. Delivering good results ahead of market expectations throughout the year, shares gained 75.6% during the period.

On the negative side, the Fund’s positioning in the Information Technology and Communication Services sectors caused most of the lagging performance.

In the Information Technology sector, the Fund’s holdings posted a return of 32.1%, worse than the 42.1% sector return in the index. In addition, as Information Technology was the best performing sector in the benchmark, the Fund’s 33.2% weight versus a 43.0% weight in the index caused sector allocation to add more than 1.6% of negative relative performance. In total, the sector delivered 3.9% of relative underperformance for the fiscal year.

●	Microsoft Corp., (4.5% of net assets) the software company behind the windows operating system, the Office-suite of applications, as well as cloud storage services solutions, delivered earnings that were better than analysts’ expectations resulting in shares gaining 37.0% for the year. The Fund’s position weight averaged 4.5% in the stock compared to a 10.9% weight in the benchmark, thus the stock caused 0.7% of relative underperformance. More importantly, the Fund did not own shares in chip manufacturer NVIDIA Corp. during the year. As this stock averaged a 3.4% weight in the benchmark during the year, the share price increase of 258.5% for the period caused 4.2% of relative underperformance.

The Fund’s holdings in the Communication Services sector returned 30.2% during the period, compared to a benchmark sector return of 38.4%.

●	Meta Platforms Inc., (2.2% of net assets) the parent company of social media platforms Facebook, Instagram, and WhatsApp, started the year with disappointments but saw a recovery in earnings in the second half. Although the Fund’s underweight position in the stock averaged just 1.0% for the year, the return of 121.3% in the shares caused a relative underperformance of 0.5% for the period.

Outlook

In mid-2022 we stated our expectation, due to cost pressures and a slowdown in top-line growth, that corporate earnings typically decline by more than half of the stock market decline in a bear market. This would imply a decline by 5-10% from the mid-2022 peak, bringing 2023 S&P 500 earnings to $205-$210, roughly in line with 2021 levels. Thus far earnings have proven far more robust than we expected and after three quarters of reports with earnings having declined only 3.4%, profits appear on an upward trajectory once again. Earnings for the index are expected to increase 7.7% over the next 12 months. Thus, if consensus earnings expectations are accurate then the S&P 500 Index is trading at P/E ratio of 19.3 to forward earnings.

Over the past year, we have been of the view that at least a mild recession would be required for the Federal Reserve to bring inflation down to its 2% target. The economy has proved far more resilient than we expected, yet even with economic strength inflation has come down markedly from the June 2022 peak. We do not believe the economy is yet out of the woods as myriad concerns remain, including labor strife at automakers, budget wrangling in D.C., the war in Ukraine and significant weakness in Europe and China, and an inverted yield curve. At the same time, the odds that the Fed will achieve a soft landing are also rising. Primary contributing factors to optimism are supply chain pressures easing and strong balance sheets of both consumers and corporations. Importantly, the consumer is the primary driver of the U.S. economy and there are currently few signs of significant pressure on consumer spending. While consumer preferences may have shifted from services to goods and back again, real spending has rolled along, despite all the pressures of higher inflation. After the brief but dramatic downturn in early 2020, consumer spending has quickly returned to its trend since the global financial crisis. Given the growth in real household income over the past year, combined with continued strong employment readings as corporations are hesitant to cut payrolls after a period of labor shortage, the likelihood of the Fed threading the needle for a soft landing now appears to be the consensus outlook.

CANTOR FBP EQUITY & DIVIDEND PLUS FUND
PORTFOLIO REVIEW (Unaudited)
SEPTEMBER 30, 2023

Average Annual Total Returns(a) (for the periods ended September 30, 2023)

Cantor FBP Equity & Dividend Plus Fund	One Year	Five Year	Ten Year	Since Inception	Since Inception	Inception Date
Class A (b) excluding sales charges	N/A	N/A	N/A	-6.27%	N/A	7/31/2023
Class A (b) including sales charges	N/A	N/A	N/A	-11.64%	N/A	7/31/2023
Institutional Class (c)	6.35%	4.37%	6.65%	N/A	7.07%	7/30/1993
Russell 1000® Value Index (d)	14.44%	6.23%	8.45%	-6.45%*	9.01%**
S&P 500® Index (e)	21.62%	9.92%	11.91%	-6.28%*	9.88%**

*	The since inception return is as of 7/31/2023.

**	The since inception return is as of 7/30/1993.

(a)	Total returns are a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on the Fund’s distributions or the redemption of Fund shares. Expense limitations were in effect for certain classes during some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Total returns for less than one year are not annualized.

(b)	Class A shares are sold with a maximum front-end sales charge of 5.75% and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance of Class A shares, excluding sales charges, assumes that no front-end sales charges applied.

(c)	Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. Institutional Class shares pay no distribution and service (12b-1) fees.

(d)	The Russell 1000® Value Index is an index that tracks large cap, value stocks. This benchmark is important for investors that might tilt their investments towards large cap value. Value stocks, in comparison to growth stocks, are considered companies with a stable cash flow, and more mature business model.You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. The Russell 1000 Value Index is the Fund’s primary benchmark. Previously, the Fund’s primary benchmark was the S&P 500 Index. The Advisor changed the primary benchmark because it believes the Russell 1000 Value Index is a more appropriate and accurate index against which to compare the Fund’s performance because the components of the Russell 1000 Value Index better align with the Fund’s portfolio.

(e)	The S&P 500® Index, or Standard & Poor’s 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S. The index actually has 503 components because three of them have two share classes listed. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

The Fund’s net expense ratios, as described in the most recent prospectus dated July 31, 2023, were 1.24%, and 0.99% for Class A, and Institutional Class, respectively. Without the waiver, the expenses would be 1.42%, and 1.17% for Class A, and Institutional Class, respectively, per the Fund’s most recent prospectus dated July 31, 2023. Cantor Fitzgerald Investment Advisors, L.P. (the “Advisor”), has agreed to waive or

CANTOR FBP EQUITY & DIVIDEND PLUS FUND
PORTFOLIO REVIEW (Unaudited) (Continued)
SEPTEMBER 30, 2023

reduce its management fees and to assume other expenses of the Fund in an amount that limits the Total Annual Operating Expenses of the Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor) but inclusive of organizational costs and offering costs) to not more than 1.24% and 0.99% of the average daily net assets of the Class A and Institutional Class shares of the Fund, respectively. This contractual arrangement is in effect through July 28, 2027, unless terminated by the Board of Trustees of the Trust at any time. Please see the “Financial Highlights” section in this report for the most recent expense ratios.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. Performance data current to the most recent month-end may be obtained by calling 1-833-764-2266.

The Fund’s investment objectives, strategies, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

CANTOR FBP EQUITY & DIVIDEND PLUS FUND
PORTFOLIO REVIEW (Unaudited) (Continued)
SEPTEMBER 30, 2023

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of September 30, 2023

Top 10 Industry/Asset Class Allocations	% of Net Assets
Financials	16.9%
Technology	14.9%
Health Care	13.3%
Energy	10.1%
Consumer Staples	8.3%
Industrials	6.8%
Utilities	5.9%
Materials	4.2%
Consumer Discretionary	3.4%
Money Market Funds	10.8%
Other Assets in Excess of Liabilities	5.4%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

CANTOR GROWTH EQUITY FUND
PORTFOLIO REVIEW (Unaudited)
SEPTEMBER 30, 2023

Average Annual Total Returns(a) (for the periods ended September 30, 2023)

Cantor Growth Equity Fund	One Year	Five Year	Ten Year	Since Inception	Inception Date
Class A(b) excluding sales charges	26.87%	10.17%	12.79%	N/A	10/25/2000
Class A(b) including sales charges	19.58%	8.87%	12.13%	N/A	10/25/2000
Institutional Class(c)	27.34%	10.48%	13.15%	13.46%	4/1/2013
Class R6(d)	27.40%	10.57%	13.24%	13.56%	4/1/2013
Russell 1000® Growth Index(e)	27.72%	12.42%	14.48%	14.89%*

*	The since inception return is as of 4/1/2013.

(a)	Total returns are a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on the Fund’s distributions or the redemption of Fund shares. Expense limitations were in effect for certain classes during some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Total returns for less than one year are not annualized.

(b)	Class A shares are sold with a maximum front-end sales charge of 5.75% and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance of Class A shares, excluding sales charges, assumes that no front-end sales charges applied.

(c)	Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. Institutional Class shares pay no distribution and service (12b-1) fees.

(d)	Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and or/ sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fees.

(e)	The Russell 1000® Growth Index is an index that tracks large cap, growth stocks. This benchmark is important for investors that might tilt their investments towards large cap growth. Growth stocks, in comparison to value stocks, are considered companies with a more growth potential, and a higher risk profile. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

The Fund’s net expense ratios, as described in the most recent prospectus dated February 1, 2023, were 1.17%, 0.86%, and 0.79% for Class A, Institutional Class and Class R6, respectively. Without the waiver, the expenses would be 1.35%, 1.02%, and 0.94% for Class A, Institutional Class, and Class R6, respectively, for the same time period. Cantor Fitzgerald Investment Advisors, L.P. (“the Advisor”) has agreed to waive or reduce its management fees and to assume other expenses of the Fund in an amount that limits the Total Annual Operating Expenses of the Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor or Sub-Advisor) but inclusive of organizational costs and offering costs) to not more than 1.17%, 0.86%, and

CANTOR GROWTH EQUITY FUND
PORTFOLIO REVIEW (Unaudited) (Continued)
SEPTEMBER 30, 2023

0.79% of the average daily net assets of the Class A, Institutional Class and Class R6 shares of the Fund, respectively. This contractual arrangement is in effect through September 16, 2024, unless terminated by the Board of Trustees of the Trust at any time. Please see the “Financial Highlights” section in this report for the most recent expense ratios.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. Performance data current to the most recent month-end may be obtained by calling 1-833-764-2266.

The Fund’s investment objectives, strategies, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

CANTOR GROWTH EQUITY FUND
PORTFOLIO REVIEW (Unaudited) (Continued)
SEPTEMBER 30, 2023

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of September 30, 2023

Industry/Asset Class Allocations	% of Net Assets
Technology	36.1%
Health Care	11.9%
Consumer Discretionary	10.9%
Industrials	10.3%
Communications	10.3%
Financials	10.1%
Consumer Staples	4.8%
Energy	3.3%
Money Market Funds	2.5%
Liabilities in Excess of Other Assets	(0.2)%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

CANTOR FBP EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF INVESTMENTS
September 30, 2023
COMMON STOCKS — 90.0%	Shares	Value
Communications — 2.9%
AT&T, Inc.	24,000	$360,480
Comcast Corporation— Class A	18,500	820,290
Verizon Communications, Inc.	13,000	421,330
		1,602,100
Consumer Discretionary — 3.4%
Home Depot, Inc. (The)	2,000	604,320
Kohl’s Corporation	16,500	345,840
Tapestry, Inc.(a)	32,000	920,000
		1,870,160
Consumer Staples — 8.3%
J M Smucker Company (The)	4,200	516,222
Kellogg Company	14,000	833,140
Kimberly-Clark Corporation	7,000	845,950
Mondelez International, Inc. - A	11,000	763,400
Philip Morris International, Inc.	12,000	1,110,960
Target Corporation	4,500	497,565
		4,567,237
Energy — 10.1%
Chevron Corporation(a)	8,400	1,416,408
ConocoPhillips(a)	10,200	1,221,960
Devon Energy Corporation	9,000	429,300
Exxon Mobil Corporation(a)	9,000	1,058,220
Shell plc - ADR	22,250	1,432,455
		5,558,343
Financials — 16.9%
Bank of America Corporation	11,000	301,180
Bank of New York Mellon Corporation (The)	24,500	1,044,925
JPMorgan Chase& Company (a)	11,600	1,682,231
M&T Bank Corporation(a)	2,950	373,028
MetLife, Inc.	16,000	1,006,560
Prudential Financial, Inc.	14,000	1,328,460
Travelers Companies, Inc. (The)	7,000	1,143,170
Truist Financial Corporation	28,000	801,080
US Bancorp(a)	20,500	677,730
Wells Fargo & Company	24,500	1,001,070
		9,359,434

See accompanying notes to financial statements.

CANTOR FBP EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023
COMMON STOCKS — 90.0% (Continued)	Shares	Value
Health Care — 13.3%
Bristol-Myers Squibb Company	14,100	$818,364
CVS Health Corporation	19,000	1,326,580
Johnson& Johnson	9,800	1,526,350
Medtronic PLC	15,700	1,230,253
Merck & Company, Inc.(a)	10,700	1,101,565
Organon& Company	21,300	369,768
Pfizer, Inc.	29,000	961,930
		7,334,810
Industrials — 6.8%
Eaton Corporation PLC(a)	800	170,624
Emerson Electric Company(a)	10,200	985,014
FedEx Corporation(a)	700	185,444
Lockheed Martin Corporation	1,300	531,648
Raytheon Technologies Corporation(a)	16,000	1,151,520
Stanley Black & Decker, Inc.	9,000	752,220
		3,776,470
Materials — 4.2%
Dow, Inc.	22,000	1,134,320
International Flavors & Fragrances, Inc.	13,800	940,746
Nucor Corporation(a)	1,500	234,525
		2,309,591
Real Estate — 3.3%
Simon Property Group, Inc.	10,250	1,107,308
Ventas, Inc.	16,900	711,997
		1,819,305
Technology — 14.9%
Apple, Inc.(a)	2,200	376,662
Broadcom, Inc.	2,350	1,951,863
Cisco Systems, Inc.(a)	27,500	1,478,400
Fidelity National Information Services, Inc.	14,000	773,780
Hewlett Packard Enterprise Company(a)	37,000	642,690
HP, Inc.	39,000	1,002,300
International Business Machines Corporation(a)	10,450	1,466,135
Skyworks Solutions, Inc.(a)	5,500	542,245
		8,234,075

See accompanying notes to financial statements.

CANTOR FBP EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023
COMMON STOCKS — 90.0% (Continued)	Shares	Value
Utilities — 5.9%
Atmos Energy Corporation(a)	9,500	$1,006,335
Dominion Energy, Inc.	21,000	938,070
Duke Energy Corporation	7,800	688,428
National Fuel Gas Company	12,000	622,920
		3,255,753

Total Common Stocks (Cost $39,288,660)		$49,687,278

MONEY MARKET FUNDS — 10.8%	Shares	Value
Fidelity Investments Money Market Government Portfolio— Class I, 5.23% (b) (Cost $5,970,740)	5,970,740	$5,970,740

Total Investments at Value — 100.8%
(Cost $45,259,400)		$55,658,018

Liabilities in Excess of Other Assets — (0.8%)		(461,757)

Net Assets — 100.0%		$55,196,261

ADR — American Depositary Receipt

(a)	Security covers a written call option. The total value of securities as of September 30, 2023 was $7,022,612.

(b)	The rate shown is the 7-day effective yield as of September 30, 2023.

See accompanying notes to financial statements.

CANTOR FBP EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF OPEN OPTION CONTRACTS
September 30, 2023
COVERED WRITTEN CALL		Notional	Strike	Expiration	Value of
OPTIONS	Contracts(c)	Value	Price	Date	Options
Apple Inc.	10	$171,210	$190.00	10/20/23	$80
Atmos Energy Corporation	22	233,046	125.00	10/20/23	2,640
Chevron Corporation	40	674,480	185.00	03/15/24	17,120
Cisco Systems Inc.	80	430,080	57.50	01/19/24	7,280
ConocoPhillips	40	479,200	130.00	02/16/24	20,200
ConocoPhillips	62	742,760	135.00	02/16/24	20,646
Eaton Corporation PLC	8	170,624	230.00	10/20/23	504
Emerson Electric Company .	27	260,739	100.00	01/19/24	9,450
Exxon Mobil Corporation	34	399,772	130.00	10/20/23	340
Fedex Corporation	7	185,444	270.00	10/20/23	2,450
Hewlett Packard Enterprise Company	128	222,336	20.00	02/16/24	5,760
International Business Machines	25	350,750	155.00	02/16/24	5,150
JPMorgan Chase & Company	35	507,570	165.00	01/19/24	3,745
M&T Bank Corporation	29	366,705	150.00	10/20/23	435
Merck & Company, Inc.	44	452,980	125.00	10/20/23	264
Nucor Corporation	15	234,525	180.00	11/17/23	1,665
Raytheon Technologies Corporation	43	309,471	105.00	11/17/23	86
Skyworks Solutions, Inc.	35	345,065	125.00	01/19/24	2,800
Tapestry, Inc.	77	221,375	50.00	11/17/23	770
US Bancorp	80	264,480	45.00	01/19/24	1,200
Total Covered Written Call Options (Premiums received $253,945)		$7,022,612			$102,585

(c)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

See accompanying notes to financial statements.

CANTOR GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2023
COMMON STOCKS — 97.7%	Shares	Value
Communications — 10.3%
Alphabet, Inc. - Class A(a)	69,660	$9,115,707
Booking Holdings, Inc.(a)	2,750	8,480,862
Electronic Arts, Inc.	55,030	6,625,612
Meta Platforms, Inc. — Class A(a)	21,850	6,559,589
		30,781,770
Consumer Discretionary — 10.9%
AutoZone, Inc (a)	3,960	10,058,360
Boyd Gaming Corporation	104,890	6,380,459
Domino’s Pizza, Inc.	14,700	5,568,213
TJX Cos., Inc./The	71,750	6,377,140
Ulta Beauty, Inc.(a)	10,870	4,342,022
		32,726,194
Consumer Staples — 4.8%
Costco Wholesale Corporation	16,420	9,276,644
Performance Food Group Company(a)	87,790	5,167,319
		14,443,963
Energy — 3.3%
Exxon Mobil Corporation	51,850	6,096,523
Marathon Petroleum Corporation	26,000	3,934,840
		10,031,363
Financials — 10.1%
American Express Company	43,190	6,443,516
Ameriprise Financial, Inc.	23,630	7,790,338
Arch Capital Group Ltd.(a)	131,760	10,502,590
JPMorgan Chase& Company	39,010	5,657,230
		30,393,674
Health Care — 11.9%
IQVIA Holdings, Inc.(a)	27,070	5,326,023
Johnson& Johnson	41,150	6,409,112
McKesson Corporation	16,840	7,322,874
Merck & Company, Inc.	51,220	5,273,099
Vertex Pharmaceuticals, Inc.(a)	15,690	5,456,040
Zimmer Biomet Holdings, Inc.	53,540	6,008,259
		35,795,407

CANTOR GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023
COMMON STOCKS — 97.7% (Continued)	Shares	Value
Industrials — 10.3%
Clean Harbors, Inc.(a)	53,850	$9,012,336
Delta Air Lines, Inc.	128,000	4,736,000
Hubbell, Inc.	23,420	7,340,062
Parker-Hannifin Corporation	25,000	9,738,000
		30,826,398
Technology — 36.1%
Adobe Systems, Inc.(a)	17,480	8,913,052
Apple, Inc.	73,908	12,653,789
Cadence Design Systems, Inc.(a)	44,880	10,515,384
ExlService Holdings, Inc.(a)	143,500	4,023,740
Fortinet, Inc.(a)	124,000	7,276,320
Gartner, Inc.(a)	20,420	7,016,516
Jabil, Inc.	66,100	8,387,429
KLA Corporation	19,760	9,063,122
Manhattan Associates, Inc.(a)	32,920	6,506,967
Microsoft Corporation	43,130	13,618,297
Qualys, Inc.(a)	41,090	6,268,280
Veeva Systems, Inc. - Class A(a)	28,600	5,818,670
Workday, Inc. - Class A(a)	35,580	7,644,363
		107,705,929
Total Common Stocks (Cost $209,251,202)		$292,704,698

MONEY MARKET FUNDS — 2.5%	Shares	Value
Fidelity Investments Money Market Portfolio - Class I, 5.23%(b) (Cost $7,459,941)	7,459,941	$7,459,941

Total Investments at Value — 100.2%
(Cost $216,711,143)		$300,164,639

Liabilities in Excess of Other Assets — (0.2)%		(581,997)

Net Assets — 100.0%		$299,582,642

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2023.

See accompanying notes to financial statements.

CANTOR FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2023
	Cantor FBP
	Equity &
	Dividend Plus	Cantor Growth
	Fund	Equity Fund
ASSETS
At cost	$45,259,400	$216,711,143
At value	$55,658,018	$300,164,639
Dividends receivable	128,089	95,002
Receivable for capital shares sold	2,200	227,749
Other assets	7,435	30,753
TOTAL ASSETS	55,795,742	300,518,143

LIABILITIES
Written call options, at value (premiums received $253,945 and $0, respectively)	102,585	—
Payable for securities purchased	295,644	—
Payable for capital shares redeemed	84,049	90,507
Payable for distributions	19,133	—
Payable to advisor	26,731	144,323
Accrued shareholder servicing fees - Class A	—	113,344
Accrued shareholder servicing fees - Institutional Class ...	1,132	1,220
Accrued 12b-1 fees - Class A	—	134,219
Payable to administrator	31,642	247,956
Payable for compliance services	5,139	139
Other accrued expenses and liabilities	33,426	203,793
TOTAL LIABILITIES	599,481	935,501

NET ASSETS	$55,196,261	$299,582,642

NET ASSETS CONSISTS OF
Paid-in capital	$43,686,507	$206,847,981
Accumulated earnings	11,509,754	92,734,661
Net Assets	$55,196,261	$299,582,642

See accompanying notes to financial statements.

CANTOR FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
SEPTEMBER 30, 2023
	Cantor FBP
	Equity &
	Dividend Plus		Cantor Growth
	Fund		Equity Fund
Class A:
Net Assets	$94		$275,722,115
Shares of beneficial interest outstanding, unlimited authorization, no par value	4		29,316,735
Net asset value per share	$24.33	(a)	$9.40
Sales Charge	5.75%		5.75%
Offering price per share, equal to net asset value per share/(1-sales charge)	$25.81		$9.97

Institutional Class:
Net Assets	$55,196,167		$23,776,820
Shares of beneficial interest outstanding, unlimited authorization, no par value	2,271,128		2,374,649
Net asset value per share	$24.30		$10.01

Class R6:
Net Assets	$—		$83,707
Shares of beneficial interest outstanding, unlimited authorization, no par value	—		8,224
Net asset value per share	$—		$10.18

(a)	NAV does not recalculate due to rounding of net assets.

See accompanying notes to financial statements.

CANTOR FUNDS
STATEMENTS OF OPERATIONS
	Cantor FBP Equity &		Cantor Growth
	Dividend Plus Fund		Equity Fund
	Period Ended	Year Ended	Year Ended
	September 30,	March 31,	September 30,
	2023(a)	2023	2023
INVESTMENT INCOME
Dividends	$709,617	$1,074,633	$3,814,738
Interest	107,080	—	168,849
TOTAL INVESTMENT INCOME	816,697	1,074,633	3,983,587

EXPENSES
Advisor fees	133,708	218,324	1,876,834
12b-1 fees - Class A	—	—	696,102
Administration and accounting fees	37,619	60,000	180,956
Transfer agent fees	18,455	10,569	219,616
Audit and tax services fees	15,998	17,411	25,114
Printing and mailing expense	11,390	5,060	51,141
Trustee fees	10,727	19,632	65,201
Registration fees	7,732	18,262	58,526
Compliance services fees	6,368	7,000	40,664
Legal fees	4,446	13,182	50,001
Custodian and bank service fees	4,170	7,065	25,411
Insurance expense	1,989	1,079	91,293
Shareholder servicing fees - Class A	—	—	7,272
Shareholder servicing fees - Institutional Class	1,973	13,914	411,190
Others fees	4,407	8,186	4,564
TOTAL EXPENSES	258,982	399,684	3,803,885
Fees reduced by the Advisor	(50,631)	(50,366)	(456,412)
NET EXPENSES	208,351	349,318	3,347,473

NET INVESTMENT INCOME	608,346	725,315	636,114

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTION CONTRACTS
Net realized gain from:
Investment transactions	667,496	498,363	11,685,459
Written options contracts	286,576	455,470	—
	954,072	953,833	11,685,459

(a)	Represents the period April 1, 2023 through September 30, 2023.

See accompanying notes to financial statements.

CANTOR FUNDS
STATEMENTS OF OPERATIONS (Continued)
	Cantor FBP Equity &		Cantor Growth
	Dividend Plus Fund		Equity Fund
	Period Ended	Year Ended	Year Ended
	September 30,	March 31,	September 30,
	2023(a)	2023	2023
Net change in unrealized appreciation (depreciation) from:
Investment transactions	(3,861,210)	(4,689,497)	54,649,802
Written options contracts	4,264	93,249	—
	(3,856,946)	(4,596,248)	54,649,802

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTION CONTRACTS	(2,902,874)	(3,642,415)	66,335,261

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,294,528)	$(2,917,100)	$66,971,375

See accompanying notes to financial statements.

CANTOR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
	Cantor FBP Equity & Dividend Plus Fund			Cantor Growth Equity Fund
	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	March 31,	March 31,	September 30,	September 30,
	2023(a)	2023	2022	2023	2022
OPERATIONS
Net investment income (loss)	$608,346	$725,315	$599,689	$636,114	$(997,086)
Net realized gain from:
Investment transactions	667,496	498,363	2,328,708	11,685,459	118,557,115
Written options contracts	286,576	455,470	147,353	—	—
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(3,861,210)	(4,689,497)	1,694,953	54,649,802	(220,652,925)
Written options contracts	4,264	93,249	20,934	—	—
Net increase (decrease) in net assets resulting from operations	(2,294,528)	(2,917,100)	4,791,637	66,971,375	(103,092,896)

DISTRIBUTIONS TO SHAREHOLDERS
Distributed earnings:
Class A	(1)	—	—	(66,657,310)	(156,566,728)
Institutional Class	(1,381,096)	(2,132,667)	(2,481,311)	(1,294,549)	(14,457,651)
Class R6	—	—	—	(10,982)	(486,387)
	(1,381,097)	(2,132,667)	(2,481,311)	(67,962,841)	(171,510,766)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
Class A	100	—	—	8,898,328	22,095,175
Institutional Class	29,916,436 (b)	6,938,679	2,275,948	20,105,345	7,078,526
Class R6	—	—	—	39,399	168,804
	29,916,536	6,938,679	2,275,948	29,043,072	29,342,505
Net asset value of shares issued in reinvestment of distributions to shareholders
Class A	1	—	—	66,447,201	156,152,307
Institutional Class	1,340,195	2,089,689	2,433,606	1,285,039	14,449,952
Class R6	—	—	—	10,982	486,387
	1,340,196	2,089,689	2,433,606	67,743,222	171,088,646
Payments for shares redeemed
Class A	—	—	—	(51,391,857)	(189,268,161)
Institutional Class	(2,971,988)	(6,006,938)	(2,921,872)	(3,344,477)	(76,667,761)
Class R6	—	—	—	(9,501)	(1,919,614)
	(2,971,988)	(6,006,938)	(2,921,872)	(54,745,835)	(267,855,536)
Net increase (decrease) in net assets from capital share transactions	28,284,744	3,021,430	1,787,682	42,040,459	(67,424,385)

TOTAL INCREASE (DECREASE) IN NET ASSETS	24,609,119	(2,028,337)	4,098,008	41,048,993	(342,028,047)

NET ASSETS
Beginning of period/year	30,587,142	32,615,479	28,517,471	258,533,649	600,561,696
End of period/year	$55,196,261	$30,587,142	$32,615,479	$299,582,642	$258,533,649

(a)	Represents the period April 1, 2023 through September 30, 2023.

(b)	See Note 11.

See accompanying notes to financial statements.

CANTOR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Cantor FBP Equity & Dividend Plus Fund				Cantor Growth Equity Fund
	Period Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		March 31,	March 31,	September 30,	September 30,
	2023(a)		2023	2022	2023	2022
CAPITAL SHARE ACTIVITY
Shares sold:
Class A	4		—	—	968,353	1,610,359
Institutional Class	1,147,754	(c)	252,943	76,044	2,058,030	492,324
Class R6	—		—	—	4,228	10,639
	1,147,758		252,943	76,044	3,030,611	2,113,322
Shares reinvested:
Class A	0	(b)	—	—	7,744,429	11,185,695
Institutional Class	53,542		79,178	86,021	141,058	991,081
Class R6	—		—	—	1,186	32,975
	53,542		79,178	86,021	7,886,673	12,209,751
Shares redeemed:
Class A	—		—	—	(5,557,886)	(16,018,619)
Institutional Class	(116,780)		(219,190)	(100,027)	(348,125)	(5,395,037)
Class R6	—		—	—	(929)	(138,999)
	(116,780)		(219,190)	(100,027)	(5,906,940)	(21,552,655)

Net increase (decrease) in shares outstanding	1,084,520		112,931	62,038	5,010,344	(7,229,582)
Shares outstanding, beginning of period/year	1,186,612		1,073,681	1,011,643	26,689,264	33,918,846
Shares outstanding, end of period/year	2,271,132		1,186,612	1,073,681	31,699,608	26,689,264

(a)	Represents the period April 1, 2023 through September 30, 2023.

(b)	Represents less than one share.

(c)	See Note 11.

See accompanying notes to financial statements.

CANTOR FBP EQUITY & DIVIDEND PLUS FUND
FINANCIAL HIGHLIGHTS
Class A

Selected Per Share Data for a Share Outstanding Throughout the Period:

Period
Ended
September 30,
2023(a)
Net asset value, beginning of period	$26.14
Income (loss) from investment operations:
Net investment income(b)	0.26
Net realized and unrealized gains (losses) on investments and written option contracts(c)	(1.90)
Total from investment operations	(1.64)
Less distributions from:
Net investment income	(0.17)
Total distributions	(0.17)
Net asset value at end of period	24.33
Total return(d)(e)	(6.27)%
Net assets at end of period	$94
Ratio of total expenses to average net assets(f)	1.55%
Ratio of net expenses to average net assets(f)(g)	1.24%
Ratio of net investment income to average net assets(f)(g)	3.31%
Portfolio turnover rate(e)(h)	21%

(a)	Cantor FBP Equity & Dividend Plus Fund Class A commenced on July 31, 2023.

(b)	Calculated using average shares outstanding.

(c)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(d)	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(e)	Not annualized.

(f)	Annualized.

(g)	Ratios were determined after advisory fee waivers/reductions by the Advisor.

(h)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes to financial statements.

CANTOR FBP EQUITY & DIVIDEND PLUS FUND
FINANCIAL HIGHLIGHTS
Institutional Class

Selected Per Share Data for a Share Outstanding Throughout Each Period/Year:

	Period
	Ended
	September 30,			Year Ended March 31,
	2023(a)(b)		2023	2022	2021	2020	2019
Net asset value, beginning of period/year	$25.78		$30.38	$28.19	$18.28	$25.19	$25.68
Income (loss) from investment operations:
Net investment income(c)	0.39		0.63	0.58	0.59	0.67	0.60
Net realized and unrealized gains (losses) on investments and written option contracts	(0.85	) (g)	(3.33)	4.03	9.90	(5.90)	0.83
Total from investment operations	(0.46)		(2.70)	4.61	10.49	(5.23)	1.43
Less distributions from:
Net investment income	(0.35)		(0.63)	(0.59)	(0.58)	(0.67)	(0.60)
Net realized gains	(0.67)		(1.27)	(1.83)	—	(1.01)	(1.32)
Total distributions	(1.02)		(1.90)	(2.42)	(0.58)	(1.68)	(1.92)
Net asset value at end of period/year	$24.30		$25.78	$30.38	$28.19	$18.28	$25.19
Total return(d)	(1.88	)% (h)	(8.92)%	17.23%	58.15%	(22.33)%	5.64%
Net assets at end of period/year (000’s)	$55,196		$30,587	$32,615	$28,517	$20,919	$28,615
Ratio of total expenses to average net assets	1.30	% (i)	1.28%	1.23%	1.32%	1.25%	1.23%
Ratio of net expenses to average net assets(e)	1.05	% (i)	1.12%	1.12%	1.10%	1.07%	1.07%
Ratio of net investment income to average net assets(e)	3.06	% (i)	2.33%	1.97%	2.53%	2.70%	2.35%
Portfolio turnover rate(f)	21	% (h)	16%	16%	21%	38%	18%

(a)	Represents the period April 1, 2023 through September 30, 2023. See Note 1.

(b)	Effective close of business on July 28, 2023, Institutional Class shares of Cantor FBP Appreciation & Income Opportunities Fund were reorganized into Institutional Class shares of Cantor FBP Equity & Dividend Plus Fund. See notes to the financial statements. The Institutional Class shares’ financial highlights for the periods prior to July 28, 2023 reflect the performance of Cantor FBP Equity & Dividend Plus Fund.

(c)	Calculated using average shares outstanding.

(d)	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(e)	Ratios were determined after advisory fee waivers/reductions by the Advisor.

(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

(g)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(h)	Not annualized.

(i)	Annualized.

See accompanying notes to financial statements.

CANTOR GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
Class A

Selected Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended September 30,
	2023	2022(a)		2021		2020(b)		2019
Net asset value, beginning of year	$9.68	$17.63		$13.67		$12.09		$13.61
Income (loss) from investment operations:
Net investment income (loss)(c)	0.02	(0.03)		(0.04)		(0.03)		0.02
Net realized and unrealized gains (losses) on investments	2.33	(2.42)		5.37		2.93		(0.92)
Total from investment operations	2.35	(2.45)		5.33		2.90		(0.90)
Less distributions from:
Net investment income	—	—		—		(0.02)		—
Net realized gains	(2.63)	(5.50)		(1.37)		(1.30)		(0.62)
Total distributions	(2.63)	(5.50)		(1.37)		(1.32)		(0.62)
Net asset value at end of year	$9.40	$9.68		$17.63		$13.67		$12.09
Total return(d)	26.87%	(23.47)%		41.67%		25.53%		(6.01)%
Net assets at end of year (000’s)	$275,722	$253,190		$518,096		$472,795		$507,351
Ratio of total expenses to average net assets	1.30%	1.12	% (g)	1.09	% (g)	1.14	% (g)	1.20	% (g)
Ratio of net expenses to average net assets(e)	1.17%	1.11	% (g)	1.09	% (g)	1.14	% (g)	1.19	% (g)
Ratio of net investment income (loss) to average net assets(e)	0.22%	(0.22)%		(0.28)%		(0.22)%		0.16%
Portfolio turnover rate(f)	33%	40%		31%		37%		51%

(a)	Effective close of business on September 16, 2022, Class A shares of Delaware Growth Equity Fund were reorganized into Class A shares of Cantor Growth Equity Fund. See notes to the financial statements. The Class A shares’ financial highlights for the periods prior to September 16, 2022 reflect the performance of Delaware Growth Equity Fund.

(b)	On October 4, 2019, Class A shares of First Investors Select Growth Fund were reorganized into Class shares of Delaware Growth Equity Fund. The Class A shares’ financial highlights for the periods prior to October 4, 2019 reflect the performance of First Investors Select Growth Fund Class A shares.

(c)	Calculated using average shares outstanding.

(d)	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(e)	Ratios were determined after advisory fee waivers/reductions by the Advisor.

(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

(g)	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

CANTOR GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
Institutional Class

Selected Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended September 30,
	2023	2022(a)		2021		2020(b)		2019
Net asset value, beginning of year	$10.13	$18.18		$14.03		$12.38		$13.89
Income (loss) from investment operations:
Net investment income (loss) (c)	0.03	(0.01)		(0.01)		0.01		0.06
Net realized and unrealized gains (losses) on investments	2.48	(2.54)		5.53		3.00		(0.94)
Total from investment operations	2.51	(2.55)		5.52		3.01		(0.88)
Less distributions from:
Net investment income	—	—		—		(0.06)		(0.01)
Net realized gains	(2.63)	(5.50)		(1.37)		(1.30)		(0.62)
Total distributions	(2.63)	(5.50)		(1.37)		(1.36)		(0.63)
Net asset value at end of year	$10.01	$10.13		$18.18		$14.03		$12.38
Total return(d)	27.34%	(23.26)%		41.98%		25.88%		(5.74)%
Net assets at end of year (000’s)	$23,777	$5,305		$80,648		$121,478		$143,304
Ratio of total expenses to average net assets	0.99%	0.85	% (g)	0.84	% (g)	0.89	% (g)	0.89	% (g)
Ratio of net expenses to average net assets(e)	0.86%	0.84	% (g)	0.84	% (g)	0.86	% (g)	0.88	% (g)
Ratio of net investment income (loss) to average net assets(e)	0.29%	(0.04)%		(0.05)%		0.06%		0.50%
Portfolio turnover rate(f)	33%	40%		31%		37%		51%

(a)	Effective close of business on September 16, 2022, Institutional Class shares of Delaware Growth Equity Fund were reorganized into Institutional Class shares of Cantor Growth Equity Fund. See notes to the financial statements. The Institutional Class shares’ financial highlights for the periods prior to September 16, 2022, reflect the performance of Delaware Growth Equity Fund.

(b)	On October 4, 2019, Advisor Class shares of First Investors Select Growth Fund were reorganized into Institutional Class shares of Delaware Growth Equity Fund. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Select Growth Fund Advisor Class shares.

(c)	Calculated using average shares outstanding.

(d)	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(e)	Ratios were determined after advisory fee waivers/reductions by the Advisor.

(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

(g)	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

CANTOR GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
Class R6

Selected Per Share Data for a Share Outstanding Throughout Each Year:

	Year Ended September 30,
	2023	2022(a)		2021		2020(b)		2019
Net asset value, beginning of year	$10.26	$18.34		$14.13		$12.46		$13.97
Income (loss) from investment operations:
Net investment income (loss)(c)	0.04	(0.01)		0.01		0.02		0.07
Net realized and unrealized gains (losses) on investments	2.51	(2.57)		5.57		3.02		(0.95)
Total from investment operations	2.55	(2.58)		5.58		3.04		(0.88)
Less distributions from:
Net investment income	—	—		—		(0.07)		(0.01)
Net realized gains	(2.63)	(5.50)		(1.37)		(1.30)		(0.62)
Total distributions	(2.63)	(5.50)		(1.37)		(1.37)		(0.63)
Net asset value at end of year	$10.18	$10.26		$18.34		$14.13		$12.46
Total return(d)	27.40%	(23.20)%		42.12%		25.97%		(5.66)%
Net assets at end of year (000’s)	$84	$38		$1,818		$3,561		$4,044
Ratio of total expenses to average net assets	0.92%	0.77	% (g)	0.76	% (g)	0.83	% (g)	0.80	% (g)
Ratio of net expenses to average net assets(e)	0.79%	0.76	% (g)	0.76	% (g)	0.79	% (g)	0.79	% (g)
Ratio of net investment income to average net assets(e)	0.42%	(0.07)%		0.08%		0.12%		0.57%
Portfolio turnover rate(f)	33%	40%		31%		37%		51%

(a)	Effective close of business on September 16, 2022, Class R6 shares of Delaware Growth Equity Fund were reorganized into Class R6 shares of Cantor Growth Equity Fund. See notes to the financial statements. The Class R6 shares’ financial highlights for the periods prior to September 16, 2022, reflect the performance of Delaware Growth Equity Fund.

(b)	On October 4, 2019, Institutional Class shares of First Investors Select Growth Fund were reorganized into Class R6 shares of Delaware Growth Equity Fund. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Select Growth Fund Institutional Class shares.

(c)	Calculated using average shares outstanding.

(d)	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

(e)	Ratios were determined after advisory fee waivers/reductions by the Advisor.

(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

(g)	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes to financial statements.

CANTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2023

1.	Organization

Cantor Select Portfolios Trust (“Trust”) was organized on December 16, 2021, as a Delaware statutory trust and is authorized to have multiple series or portfolios. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of the two series, Cantor FBP Equity & Dividend Plus Fund and the Cantor Growth Equity Fund (the “Funds”), which are separate, diversified series of the Trust.

The Cantor FBP Equity & Dividend Pus Fund acquired all of the assets and liabilities of the Cantor FBP Equity & Dividend Plus Fund and the Cantor FBP Appreciation & Income Opportunities Fund, each a series of Williamsburg Investment Trust in tax-free reorganizations on July 28, 2023. For more information regarding the Cantor FBP Equity & Dividend Plus Fund reorganization see Note 11. The Cantor Growth Equity Fund acquired all of the assets and liabilities of the First Investors Select Growth Fund, a series of First Investors Equity Funds in a tax-free reorganization on October 4, 2019. The Fund acquired all of the assets and liabilities of the Delaware Growth Equity Fund, a series of Delaware Group Equity Funds IV, in a tax-free reorganization on September 16, 2022.

The investment objective of Cantor FBP Equity & Dividend Plus Fund is to provide above-average and growing income while also achieving long-term growth of capital.

The investment objective of the Cantor Growth Equity Fund is to seek long-term growth of capital.

Each Fund has three classes of shares: Class A Shares, Institutional Class Shares and Class R6 Shares. Each class represents interests in the same portfolio of investments and has the same rights, but each class differs with respect to sales loads, minimum investments, and ongoing expenses. Class A Shares charge a 5.75% front-end sales charge, distribution and service plan fees of 0.25%, and no contingent deferred sales charge on shares redeemed. Initial investment is $1,000. Institutional Class Shares and Class R6 have no front-end sales charge, no distribution or service plan fee, and no contingent deferred sales charge on shares redeemed. There are no minimum investments (except for shares purchased through an automatic investment plan) for Institutional Class Shares and Class R6 Shares. Class R6 shares do not pay for any service fees, sub-accounting fees, and /or subtransfer agency fees to any brokers, dealers, or other financial intermediaries. The Cantor FBP Equity & Dividend Plus Fund does not offer the R6 shares at this time.

2.	Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies.” The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). Securities traded on a national stock exchange, including common stocks and closed-end investment companies, if any, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.

CANTOR FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

Covered call options written by the Funds are valued at the last quoted sale price or, in the absence of a sale, at the ask price on the principal exchanges on which they are traded. Investments representing shares of money market funds and other open-end investment companies are valued at their net asset value (“NAV”) as reported by such companies.

Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable. The Board of Trustees (the “Board” or Trustees”) has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process — The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

CANTOR FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments and other financial instruments based on the inputs used to value the investments and other financial instruments as of September 30, 2023, by security type:

Cantor FBP Equity & Dividend
Plus Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$49,687,278	$—	$—	$49,687,278
Money Market Funds	5,970,740	—	—	5,970,740
Total	$55,658,018	$—	$—	$55,658,018

Other Financial Instruments:
Covered Written Call Options	$(102,585)	$—	$—	$(102,585)
Total	$(102,585)	$—	$—	$(102,585)

Cantor Growth Equity Fund
Investments in Securities:	Level 1	Level 2	Level 3	Total
Common Stocks	$292,704,698	$—	$—	$292,704,698
Money Market Funds	7,459,941	—	—	7,459,941
Total	$300,164,639	$—	$—	$300,164,639

Refer to the Funds’ Schedule of Investments for a listing of the common stocks by sector type. There were no Level 3 investments held by the Funds as of or during the period/year ended September 30, 2023.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding.

Allocation between classes — Class accounting investment income, common expense, and realized and unrealized gain (loss) on investments are to the various classes of each Fund on the basis of daily net assets of each class. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expense relating to a specific class are

CANTOR FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

charged directly to that class. Class R6 shares will not be allocated any expenses related to services fees, sub-accounting fees, and /or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Investment income — Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the interest method. Withholding taxes, if any, on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of the Cantor FBP Equity & Dividend Plus Fund. Net realized short-term capital gains, if any, may be distributed throughout the year, and net realized long-term capital gains, if any, are distributed at least annually. The Cantor Growth Equity Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. Dividends and distributions are recorded on the ex-dividend date.

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investments sold are determined on a specific identification basis.

Options transactions — When the Funds’ investment adviser believes that individual portfolio investment securities held by the Funds are approaching the top of the adviser’s growth and price expectations, covered call options can be written (sold) against such securities and the Funds will receive a premium in return. The Funds write options only for income generation and hedging purposes and not for speculation. The premiums received from writing the options are recorded as a liability and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the underlying security. If a closing purchase transaction is used to terminate a Fund’s obligation on a call option, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities, each as of the date of the financial statements, and the reported amounts of increase (decrease) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax — The Funds have qualified and intend to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any net realized capital gains are distributed in accordance with the Code.

CANTOR FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

3.	Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the period/year ended September 30, 2023:

	Cantor
	FBP Equity &	Cantor
	Dividend Plus	Growth Equity
	Fund	Fund
Purchases of investment securities	$10,382,988	$94,438,561
Proceeds from sales and maturities of investment securities	$7,791,763	$122,718,557

4.	Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Each Fund’s investments are managed by Cantor Fitzgerald Investment Advisors, L.P. (the “Advisor”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.65% of its average daily net assets up to $500 million; 0.60% of the next $500 million of such assets; 0.55% of the next $1.5 billion of such assets, and 0.50% on assets in excess of $2.5 billion. Prior to September 16, 2022, the investment advisor for the Cantor Growth Equity Fund was Delaware Management Company (“Prior Advisor”), and the fee schedule was the same as described above. Prior to July 31, 2023, under the Investment Advisory Agreement, the Cantor FBP Equity & Dividend Plus Fund, paid the Advisor a fee, which was computed and accrued daily and paid monthly, at an annual rate of 0.70% of its average daily net assets up to $250 million; 0.65% of the next $250 million of such assets; and 0.50% of such assets in excess of $500 million.

The Advisor has entered into an Expense Limitation Agreement (“ELA”) with the Trust, pursuant to which the Advisor has agreed to waive management fees and /or reimburse each Fund for expenses each Fund incurs, but only to the extent necessary to maintain each Fund’s total annual operating expenses after fee waivers and/or reimbursement (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor or Sub-Advisor) but inclusive of organizational costs and offering costs) to not more than 1.24% and 0.99% of the average daily net assets of the Class A and Institutional Class of the Cantor FBP Equity & Dividend Plus Fund and 1.17%, 0.86%, and

CANTOR FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

0.79% of the average daily net assets of the Class A, Institutional Class, and Class R6 shares of the Cantor Growth Equity Fund, respectively. This contractual arrangement is in effect through July 28, 2027 for the Cantor FBP Equity & Dividend Plus Fund and through September 16, 2024 for the Cantor Growth Equity Fund, unless terminated by the Board at any time. The ELA shall continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by the Advisor. Accordingly, during the period/year ended September 30, 2023, the Advisor earned fees in the amount of $133,708 and $1,876,834 for the Cantor FBP Equity & Dividend Plus Fund and the Cantor Growth Equity Fund, respectively. Prior to July 28, 2023, the Advisor had contractually agreed to reduce advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to an amount not exceeding 1.05% of the average daily net assets of Cantor FBP Equity & Dividend Plus Fund.

The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

As of September 30, 2023, the Advisor may seek recoupment of investment advisory fee reductions and expense reimbursements no later than September 30, 2025 in the amount of $29,462 for the Cantor Growth Equity Fund and no later than September 30, 2026 in the amount of $30,999 and $456,412 for the Cantor FBP Equity & Dividend Plus Fund and Cantor Growth Equity Fund, respectively. Amounts waived by the Advisor prior to the Reorganization (see Note 11) are not subject to recoupment.

The Cantor Growth Equity Fund’s sub-advisor is Smith Group Asset Management, LLC (the “Sub-Advisor”). Pursuant to the sub-advisory agreement with the Advisor, the sub-advisor provides the Fund with a program of continuous supervision of the Fund’s assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. The Advisor pays a sub-advisory fee based on the Fund’s daily net assets, at an annual rate of 0.20%.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”) provides administration, fund accounting, and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities. During the period/year ended September 30, 2023, the Administrator earned fees of $56,074 and $400,572 for such services for the Cantor FBP Equity & Dividend Plus Fund and the Cantor Growth Equity Fund, respectively.

Ultimus Fund Distributors, LLC (“UFD”) serves as the Funds’ principal underwriter and acts as the distributor of the Funds’ shares. UFD is an affiliate of Ultimus. UFD is compensated by the Advisor (not the Funds) for acting as principal underwriter.

CANTOR FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

Pursuant to a distribution agreement and distribution plan, the Funds pay the distributor an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Funds, which are approved annually by the Board.

Certain officers of the Trust are also employees of Ultimus and the Advisor and such persons are not paid by the Funds for serving in such capacities.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Advisor or Ultimus receives from the Trust an annual retainer of $20,000, payable quarterly; annual payment of $5,000 for audit committee chair fee, payable quarterly, and reimbursement of travel and other expenses incurred in attending meetings. The Independent Trustees received aggregate compensation of $4,049 during the period ended September 30, 2023, after the Reorganization, for the Cantor FBP Equity & Dividend Plus Fund and $65,201 for the Cantor Growth Equity Fund, for their services to the Trust. Prior to the Reorganization on July 28, 2023, the Cantor FBP Equity & Dividend Plus Fund was allocated a portion of Trustee fees and expenses as part of the Williamsburg Investment Trust (see Note 11) and the Independent Trustees were paid $6,678.

5.	Derivatives Transactions

The derivative instruments outstanding as of September 30, 2023 as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Cantor FBP Equity & Dividend Plus Fund.

The location on the Statements of Assets and Liabilities of the Fund’s derivative positions as of September 30, 2023 is as follows:

Cantor FBP Equity & Dividend Plus Fund
				Gross Notional
				Amount
		Fair Value		Outstanding
		Asset	Liability	September 30,
Type of Derivative (Risk)	Location	Derivatives	Derivatives	2023
Call options written (Equity)	Written call options, at value	$—	$(102,585)	$(7,022,612)

CANTOR FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

The Fund’s transactions in derivative instruments during the period ended September 30, 2023 are recorded in the following locations on the Statements of Operations:

Cantor FBP Equity & Dividend Plus Fund
Change in
		Net		Unrealized
		Realized		Appreciation
Type of Derivative (Risk)	Location	Gains	Location	(Depreciation)
Call options written (Equity)	Net realized gain from written option contracts	$286,576	Net change in unrealized appreciation (depreciation) from written option contracts	$4,264

6.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2023, the following shareholders owned of record 25% or more of the outstanding shares of each Fund.

NAME OF RECORD OWNER	% Ownership
Cantor FBP Equity & Dividend Plus Fund

First National Bank (for the benefit of its customers)	26%

Cantor Growth Equity Fund

First National Bank (for the benefit of its customers)	42%

Matrix Trust Company (for the benefit of its customers)	30%

7.	Principal Investment Risks

Investments in the Funds are subject to investment risks, including the possible loss of some or the entire principal amount invested. The Funds are subject to certain risks, including the principal risks noted below, any of which may adversely affect the Funds’ net asset value per shares, trading price, yield, total return, and ability to meet its investment objectives. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Generally, the Funds will be subject to the following principal risks:

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

CANTOR FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

Covered call option risk — The use of options requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Advisor is incorrect in its price expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security but continue to bear the risk of a decline in the value of the underlying stock.

COVID-19 risk — An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Funds invest in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value of the Funds’ investments may be negatively affected by such events. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.

Cybersecurity risk — As part of its business, the Sub-Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Sub-Advisor and the Funds are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Funds and their shareholders could be negatively impacted as a result.

Distribution policy risk — The Funds seek to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Dividend strategy risk — The Funds’ focus on dividend-paying stocks could cause it to underperform relative to funds that invest without consideration of a company’s track record of paying dividends. An issuer of a stock held by the Funds may choose not to declare a dividend or the dividend rate might not remain at

CANTOR FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

current levels or increase over time. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. Changes in the dividend policies or capital resources of companies in which the Fund invests may affect the Fund’s ability to generate income.

ETF risk — An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained.

Equity securities risk — The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. The price of a company’s stock may decline if the company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial, or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Russia’s military invasion of Ukraine, the responses and sanctions by other countries, and the potential for wider conflicts, could continue to have adverse effects on regional and global economies and may further strain global supply chains and negatively affect global growth and inflation. Policy changes by the U.S. government and/or Federal Reserve and political events with the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, may affect investor and consumer confidence, and adversely impact the financial markets.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of an infectious respiratory illness caused by a novel coronavirus, known as COVID-19, and efforts to contain its spread, have resulted, and may continue to result in labor shortages, supply chain disruptions, lower consumer demand for certain products and services, and significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment.

Growth stock risk — Growth stocks (such as those in the information technology sector) reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Large company risk — Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies.

CANTOR FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Management risk — The Advisor’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole. Value stocks are subject to the risks that they may not appreciate in value as expected or their prices may decline.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Mid-cap company risk — Mid-capitalization (“mid-cap”) companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In many instances, the securities of mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

8.	Sector Risk

If the Cantor Growth Equity Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and, therefore, the value of the Fund’s portfolio would be adversely affected. As of September 30, 2023, the Cantor Growth Equity Fund had 36.1% of its net assets invested in the Technology sector.

9.	Contingencies and Commitments

The Trust indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

CANTOR FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

10.	Distributions to Shareholders and Tax Components of Capital

The following table represents aggregate cost for federal tax purposes, including options written, for the Funds as of September 30, 2023 and differs from market value by net unrealized appreciation/depreciation which consisted of:

		Gross	Gross	Total
	Aggregate	Unrealized	Unrealized	Unrealized
Fund	Cost	Appreciation	Depreciation	Appreciation
Cantor FBP Equity & Dividend Plus Fund	$45,005,455	$12,258,725	$(1,708,747)	$10,549,978
Cantor Growth Equity Fund	216,873,460	90,647,166	(7,355,987)	83,291,179

The difference between cost basis for federal tax purposes for the Cantor Growth Equity Fund is primarily related to wash sales.

The tax character of fund distributions for each Fund and period ended below was as follows:

Cantor FBP Equity & Dividend Plus Fund

Six Months Period	Ordinary	Long-Term	Return of
Ended/Year Ended	Income	Capital Gains	Capital	Total
9/30/23	$587,667	$778,601	$—	$1,366,268
3/31/23	731,087	1,400,459	—	2,131,546

Cantor Growth Equity Fund

Year	Ordinary	Long-Term	Return of
Ended	Income	Capital Gains	Capital	Total
9/30/23	$—	$67,962,841	$—	$67,962,841
9/30/22	14,379,591	157,131,175	—	171,510,766

As of September 30, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

			Post
			October				Total
	Undistributed	Undistributed	Loss and	Capital	Other	Unrealized	Accumulated
	Ordinary	Long-Term	Late Year	Loss Carry	Book/Tax	Appreciation/	Earnings/
Portfolio	Income	Capital Gains	Loss	Forwards	Differences	(Depreciation)	(Losses)
Cantor FBP Equity & Dividend Plus Fund	$156,896	$822,013	$—	$—	$(19,133)	$10,549,978	$11,509,754
Cantor Growth Equity Fund	351,412	9,092,069	—	—	1	83,291,179	92,734,661

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of equalization, resulted in reclassifications for the Cantor Growth Equity Fund for the fiscal year ended September 30, 2023, as follows:

Paid In	Accumulated
Capital	Earnings/(Losses)
$2,582,536	$(2,582,536)

CANTOR FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

11.	Reorganization

The Board of Trustees of the Williamsburg Investment Trust (the “Predecessor Trust”) approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of each of the Cantor FBP Appreciation & Income Opportunities Fund (the “Acquired Fund”) and the Cantor FBP Equity & Dividend Plus Fund into the Cantor FBP Equity & Dividend Plus Fund (the “Combined Fund”), a new series of the Trust (the “Reorganization”) . Both the Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Fund, due to their respective asset sizes, were not available on broad-reaching distribution platforms. It is anticipated that by combining the two Existing Funds into the New Fund, the increased asset size of the Combined Fund may allow the Combined Fund to participate in broader distribution arrangements. The Advisor believes that the Combined Fund may attract additional shareholders through new distribution arrangements, which may grow the size of the Combined Fund and reduce the overall expenses of the Combined Fund and benefit shareholders. Additionally, shareholders of the Combined Fund will also have exchange privileges to another mutual fund in the Trust. Neither the Acquired Fund nor the Combined Fund will pay any costs related to the Reorganization. The costs of proxy solicitation; proxy printing, postage and processing; fund start- up costs; conversion fees; legal fees, the cost of preparing the Agreement and the proxy statement on Form N-14 and any other Reorganization costs will be borne by the Advisor. The Combined Fund acquired all of the assets and liabilities of the Cantor FBP Equity & Dividend Plus Fund (the “Surviving Fund”) and the Cantor FBP Appreciation & Income Opportunities Fund (together with the Surviving Fund, the “Predecessor Funds”), each a series of the Predecessor Trust in a tax-free reorganization after the close of business on July 28, 2023. In connection with the Reorganization, shares of each Predecessor Fund were exchanged for Institutional Class shares of the Combined Fund. The Combined Fund has an investment objective and strategies that were, in all material respects, the same as those of the Surviving Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Surviving Fund. The Combined Fund changed its fiscal year end from March 31 to September 30. The details of the Reorganization is shown below:

At the Close of Business on July 28, 2023

	Cantor FBP
	Appreciation		Cantor FBP Equity
	& Income	Cantor FBP Equity	& Dividend Plus
	Opportunities	& Dividend Plus	Fund Combined
	Fund	Fund	Assets
Net Assets	$29,402,817	$30,364,934	$59,767,751
Unrealized Appreciation (Depreciation)	$9,830,455	$5,956,759	$15,787,214
Shares Outstanding	1,458,118	1,164,627	—
Net Asset Value Per Share	$20.16	$26.07	—

Because the Combined Fund for the Reorganization have been managed as a single integrated fund since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Combined Fund’s Statement of Operations for the Acquiring Fund since the Reorganization was consummated.

CANTOR FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

For financial reporting purposes, assets received and shares issued by the Combined Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Funds was carried forward to align with the ongoing reporting of the Combined Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The cost and market value of the Acquired Fund was $19,534,619 and $29,365,075, respectively. Cantor FBP Appreciation & Income Opportunities Fund merged to the Cantor FBP Equity & Dividend Plus Fund with a 1 : 0.773493865 ratio, with 1,127,845 total shares and $29,404,844 subscribed to the Cantor FBP Equity & Dividend Plus Fund presented as Institutional Class shares on the Statements of Changes. The Combined Fund has succeeded to the accounting and performance history of the Surviving Fund, and as a result, the Surviving Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Combined Fund’s financial statements and financial highlights.

12.	Recent Regulatory Updates

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

13.	Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CANTOR FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Cantor FBP Equity & Dividend Plus Fund and Cantor Growth Equity Fund and Board of Trustees of Cantor Select Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and schedule of open option contracts, of Cantor Select Portfolios Trust comprising the funds listed below (the “Funds”) as of September 30, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

	Statements of	Statements of
Fund Name	Operations	Changes in Net Assets	Financial Highlights
Cantor FBP Equity & Dividend Plus Fund	For the period ended September 30, 2023, and the year ended March 31, 2023	For the period ended September 30, 2023, and the years ended March 31, 2023, and 2022	For the period ended September 30, 2023, and the years ended March 31, 2023, 2022, 2021, 2020, and 2019
Cantor Growth Equity Fund	For the year ended September 30, 2023	For the years ended September 30, 2023, and 2022

The Cantor Growth Equity Fund’s financial highlights for the years ended September 30, 2021, and prior, were audited by other auditors whose report dated November 17, 2021, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

CANTOR FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Cantor Fitzgerald Investment Advisors, L.P. since 2016.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

November 29, 2023

CANTOR FBP EQUITY & DIVIDEND PLUS FUND
ADDITIONAL INFORMATION (Unaudited)
September 30, 2023

Investment Advisory Agreement with the Advisor

In connection with the Board meeting held on March 3, 2023, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Advisor, with respect to the Cantor FBP Equity & Dividend Plus Fund (the “Investment Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement. In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.

In deciding on whether to approve the Investment Advisory Agreement, the Trustees considered numerous factors, including:

Nature, Extent and Quality of Services. The Trustees reviewed materials provided by the Advisor regarding the nature, extent and quality of the services to be provided to the Fund by the Advisor, including an overview of the Advisor and the personnel that would perform services for the Fund. The Trustees reviewed the most recent Form ADV for the Advisor and considered the qualifications, background and responsibilities of the members of the Advisor’s portfolio management team who would oversee the day-to-day investment management and operations of the Fund.

Performance. The Trustees compared the performance of the Predecessor Funds with the performance of applicable benchmark data. The Trustees noted the Predecessor Funds had outperformed the S&P 500 benchmark and Russell 1000 Value Index for the one-year period. The Predecessor Funds underperformed the S&P 500 benchmark and Russel 1000 Value Index for the 10-year period. The Cantor FBP Equity & Dividend Plus Fund outperformed the Russell 1000 Value Index for the 5-year period, but the Cantor FBP Appreciation & Income Opportunities Fund underperformed the Russell 1000 Value Index for the same period. The Trustees also considered the consistency of the Advisor’s management of the Predecessor Funds with each’s investment objective, policies and limitations. After reviewing the investment performance of the Predecessor Funds, the Advisor’s experience managing the Predecessor Funds, the Advisor’s historical investment performance, and other factors, the Board concluded that the Advisor had the expertise to fulfill the Fund’s investment mandate.

Fees and Expenses. The Trustees next considered information regarding the Fund’s projected expense ratio and its various components, including the proposed management fee for the Fund. They compared the Fund’s proposed fees, projected expenses and overall expense ratio to expense information for the Fund’s peer group, as presented by the Advisor noting that the proposed fee was below the peer group average but above the category average due to the size of the funds in the category. The Trustees found that the proposed management fee rate appeared to be not unreasonable for the management of the Fund’s portfolio under the strategy described for the initial term of the Management Agreement.

CANTOR FBP EQUITY & DIVIDEND PLUS FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)
September 30, 2023

Profitability. The Trustees considered the Advisor’s anticipated profitability noting that the Advisor expected to be profitable with respect to the Fund in the initial twelve and twenty-four month periods following the Reorganization. The Trustees also took into account the Advisor’s estimated costs of managing the Fund and information provided by the Advisor regarding its financial condition.

Economies of Scale. The Trustees considered whether the Advisor would realize economies of scale with respect to its management of the Fund.

Conclusion. The Trustees, having requested and received such information from the Advisor as it believed reasonably necessary to evaluate the terms of the proposed Management Agreement, with the Independent Trustees having met in executive session with counsel, determined that approval of the Management Agreement for an initial two-year term is in the best interests of the Fund and its shareholders.

CANTOR FBP EQUITY & DIVIDEND PLUS FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)
September 30, 2023

Report of Shareholder meeting

A Special Meeting of Shareholders of FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund (the “Funds”), each a series of Williamsburg Investment Trust (the “Williamsburg Trust”), was held at 10:00 a.m. on July 7, 2023, at the offices of Ultimus Fund Solutions, LLC, the Funds’ transfer agent, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. At the Meeting, the shareholders of the Funds were asked to approve an Agreement and Plan of Reorganization between the Williamsburg Trust, on behalf of each of the Funds, and the Cantor Select Portfolios Trust, on behalf of the Cantor FBP Equity & Dividend Plus Fund (the “New Fund”), providing for the acquisition of all the assets and liabilities of each Fund by the New Fund in exchange for Institutional Class shares of the New Fund; (ii) the distribution of Institutional Class shares of the New Fund to shareholders of the Funds; and (iii) the liquidation and termination of the Funds. The following shares of each Fund were present at the Meeting by proxy:

	Shares	Shares	% of Total
Fund	Outstanding	Present	Shares
FBP Equity & Dividend Plus Fund	1,178,953	628,876	53.34%
FBP Appreciation & Income Opportunities Fund	1,438,500	889,168	61.81%

The final tabulation results of the Meeting were as follows:

Proposal 1: The shareholders of the Funds voted in favor of the proposal to approve an Agreement and Plan of Reorganization between the Williamsburg Trust, on behalf of each of the Funds, and the Cantor Trust, on behalf of the Cantor FBP Equity Fund (the “New Fund”), providing for the acquisition of all the assets and liabilities of each Fund by the New Fund in exchange for Institutional Class shares of the New Fund; (ii) the distribution of Institutional Class shares of the New Fund to shareholders of the Funds; and (iii) the liquidation and termination of the Funds.

Cantor FBP Equity & Dividend Plus Fund

Number of Shares
For	Against	Abstain
624,693	4,183	—

Cantor FBP Appreciation & Income Fund

Number of Shares
For	Against	Abstain
887,327	—	1,841

CANTOR FUNDS
ABOUT YOUR FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2023 through September 30, 2023.

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return — This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Fund’s actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

CANTOR FUNDS
ABOUT YOUR FUND EXPENSES (Unaudited) (Continued)

		Beginning	Ending
		Account Value	Account Value		Net
		April 1,	September 30,	Expenses Paid	Expense
		2023	2023	During Period	Ratio(a)
Cantor FBP Equity & Dividend Plus Fund
Class A Shares	Actual	$1,000	$937.30	$2.01 (b)	1.24%
	Hypothetical(c)	$1,000	$1,018.85	$6.28	1.24%
Institutional Class	Actual	$1,000	$981.20	$5.21	1.05%
	Hypothetical(c)	$1,000	$1,019.80	$5.32	1.05%

Cantor Growth Equity Fund
Class A Shares	Actual	$1,000	$1,046.80	$6.00	1.17%
	Hypothetical(c)	$1,000	$1,019.20	$5.92	1.17%
Institutional Class	Actual	$1,000	$1,048.20	$4.42	0.86%
	Hypothetical(c)	$1,000	$1,020.76	$4.36	0.86%
R6 Class	Actual	$1,000	$1,049.50	$4.06	0.79%
	Hypothetical(c)	$1,000	$1,021.10	$4.00	0.79%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Fund’s Advisor for the period beginning April 1, 2023 through September 30, 2023. The “Financial Highlights” tables in the Fund’s financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(b)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Fund’s Advisor for the period beginning July 31, 2023 through September 30, 2023. The “Financial Highlights” tables in the Fund’s financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(c)	Hypothetical assumes 5% annual return before expenses.

CANTOR FUNDS
ADDITIONAL INFORMATION (Unaudited)
September 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM

Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940 requires a mutual fund to adopt a liquidity risk management program (“Program”) and disclose information about the operation and effectiveness of its Program in its reports to shareholders.

Under the Program, each of the Funds’ portfolio investments is classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Funds’ reasonably anticipated trade size.

In accordance with the Liquidity Rule, the Program Administrator prepared, and the Funds’ Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from April 1, 2023 through September 30, 2023. During the period, there were no liquidity events that materially impacted the Funds’ ability to timely meet redemptions without significantly diluting remaining investors’ interests. The report concluded that the Program remains reasonably designed to assess and manage the Funds’ liquidity risk, and that during the period the Program was implemented effectively.

CANTOR FUNDS

OTHER INFORMATION (Unaudited)

September 30, 2023

Proxy Voting Policy

Information regarding how the Funds vote proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Funds used to determine how to vote proxies are available without charge, upon request, by calling 1-833-764-2266 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-833-764-2266.

CANTOR FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
September 30, 2023

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust. Information concerning the Trustees and officers of the Trust is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The address of each Trustee and officer, unless otherwise indicated below, is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474.

Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Douglas Barnard Date of Birth: 1960	Independent Trustee	Since 4/22	Director, Prophet Asset Management (hedge fund) (2015-present); Director, CF Acquisition Corp Vl (listed SPAC) (2021-present).	2	CF Acquisition Corp VII (2022-present)
Ramona Heine Year of Birth: 1977	Independent Trustee	Since 4/22	Co-Founder and Chief Executive Officer, Heine & Kim Fiduciary Partners LLC (provides independent fund director and fiduciary services to funds and asset managers) (2018-present); Chief of Staff Products and Solutions and Managing Director, UBS Asset Management (2015-2018).	2	None
Louis Zurita Year of Birth: 1960	Independent Trustee	Since 4/22	Managing member, 2009 5th Street, LLC (multi-family real estate investments) (2018-present); 275 Associates, LLC (real estate investments) (2013-present); Co-founder and Chief Executive Officer, Viagrupo. com (e-commerce platform) (2011-2020).	2	Remate Lince S.A.P.I. de C.V. (2017-present); CF Acquisition Corp IV (2020-present); CF Acquisition Corp V (2021-2022); Cantor Futures Exchange L.P. (2016- 2021).

CANTOR FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
September 30, 2023 (Continued)

Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
William Ferri Year of Birth: 1966	Trustee, Chairman, President, and Principal Executive Officer	Since 4/22	Global Head of Asset Management Cantor Fitzgerald (2022- present); Group Managing Director and UBS Asset Management Executive Committee Member, UBS (2007- 2021); Head of Americas, UBS AM (2017-2021).	2	None

CANTOR FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
September 30, 2023 (Continued)

Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Other Officers
Brian Curley Year of Birth: 1970	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Since 3/22	Vice President, Ultimus Fund Solutions, LLC (2020-present); Vice President, Gemini Fund Services, LLC (2015-2020), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).	n/a	n/a
John Jones Year of Birth: 1966	Secretary	Since 4/22	Managing Director and General Counsel – Financial Services, the Americas, Cantor Fitzgerald (2008-present).	n/a	n/a
James Ash Year of Birth: 1976	Chief Compliance Officer	Since 4/22	Senior Compliance Officer, Northern Lights Compliance, LLC (2019-present); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).	n/a	n/a
Sherwin Salar Year of Birth: 1988	Assistant Secretary	Since 6/23	Vice-President and Assistant General Counsel, Cantor Fitzgerald, L.P (2018- Present); Associate, Clifford Chance US LLP (Law Firm) (2015-2018).	n/a	n/a
Angela Simmons Year of Birth: 1975	Assistant Treasurer	4/22	Assistant Vice President - Financial Administration of Ultimus Fund Solutions, LLC (2015-present).	n/a	n/a

Additional Information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll-free 1-833-764-2266.

PRIVACY NOTICE
CANTOR SELECT PORTFOLIOS TRUST

FACTS	WHAT DOES CANTOR SELECT PORTFOLIOS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

■    Social Security number and wire transfer instructions

■    account transactions and transaction history

■    investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cantor Select Portfolios Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cantor Select Portfolios Trust share information?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes – to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE
CANTOR SELECT PORTFOLIOS TRUST

What we do
How does Cantor Select Portfolios Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Cantor Select Portfolios Trust collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness.

■     Affiliates from using your information to market to you.

■     Sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of CSPT:

■     Northern Lights Compliance Services, LLC

■     The Ultimus Group, LLC

■     The Ultimus Group Intermediate, LLC

■     The Ultimus Group Midco, LLC

■     The Ultimus Group Management, Inc.

■     The Ultimus Group Employee, LLC

■     Ultimus Holdings, LLC

■     Ultimus Intermediary, LLC

■     Ultimus Fund Solutions, LLC

■     Ultimus Asset Services, LLC

■     Ultimus Fund Distributors, LLC

■     Unified Financial Securities, LLC

■     Ultimus Private Fund Solutions, LLC

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Investment Advisor
Cantor Fitzgerald Investment
Advisors, L.P.
110 East 59th Street
New York, NY 10022
www.cantor.com

Sub-Advisor (Cantor Growth Equity Fund)
Smith Group Asset Management, LLC
100 Crescent Court, Suite 1150
Dallas, TX 75201

Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive
Cincinnati, OH 45246

Custodian
UMB Bank, N.A.
928 Grand Blvd., 10th Floor
Kansas City, MO 64106

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
342 N. Water St., Suite 830
Milwaukee, WI 53202

Legal Counsel
Greenberg Traurig LLP
3333 Piedmont Road NE, Suite 2500
Atlanta, GA 30305

Officers
William Ferri, President
John Jones, Secretary
Brian Curley, Treasurer
James Ash, Chief Compliance Officer

Trustees
William Ferri, Chairman
Douglas Barnard
Ramona Heine
Louis Zurita

CGE-AR-23

(b)        Not applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Douglas Barnard is “independent” for purposes of this Item.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Cantor FBP Equity & Dividend Plus Fund

2023 - $18,500

Cantor Growth Equity Fund

2023 - $15,000

2022 - $15,000

(b)	Audit-Related Fees

Cantor FBP Equity & Dividend Plus Fund

2023 - $0

Cantor Growth Equity Fund

2023 - $0

2022 - $0

(c)	Tax Fees

Cantor FBP Equity & Dividend Plus Fund

2023 - $5,000

Cantor Growth Equity Fund

2023 - $4,000

2022 - $4,000

Fees for 2023 and 2023 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 for both the Cantor FBP Equity & Dividend Plus Fund and Cantor Growth Equity Fund, respectively.

(d)	All Other Fees

Cantor FBP Equity & Dividend Plus Fund

2023 - $0

Cantor Growth Equity Fund

2023 - $0

2022 - $0

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended September 30, 2022 and September 30, 2021 are $0 and $0 for both the Cantor FBP Equity & Dividend Plus Fund and Cantor Growth Equity Fund, respectively

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Cantor Select Portfolios Trust

By (Signature and Title)

/s/ William Ferri

William Ferri, President and Principal Executive Officer

Date 12/6/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ William Ferri

William Ferri, President and Principal Executive Officer

Date 12/6/2023

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Treasurer and Principal Financial Officer

Date 12/6/2023